UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 29, 2009

SourceForge, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28369	77-0399299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 450
Mountain View, CA  94041
(Address of principal executive offices, including zip code)

(650) 694-2100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b) Change in Fiscal Year

On April 29, 2009, the Board of Directors of SourceForge, Inc. (the “Company”) approved a change in the Company’s fiscal year end from July 31 of each calendar year to December 31 of each calendar year, effective as of January 1, 2009. A transition report covering the five-month period from August 1, 2008 to December 31, 2008 will be filed on Form 10-QT. A copy of the press release issued on May 5, 2009 announcing the change in fiscal year end is attached hereto as Exhibit 99.1.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated May 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCEFORGE, INC. a Delaware corporation

By:	/s/ Patricia S. Morris
Patricia S. Morris Senior Vice President, Chief Financial Officer

Date:  May 5, 2009

EXHIBIT INDEX
Exhibit Number	Description
99.1	Press Release dated May 5, 2009.